Exhibit 10.4


                             SUBSCRIPTION AGREEMENT

Corporate Road Show.Com Inc.
80 Orville Drive
Suite 100
Bohemia, New York  11716

Gentlemen:

     The undersigned ("Subscriber") desires to become a shareholder in Corporate Road Show.Com Inc., a New York corporation ("Company"), and hereby subscribes for __________ shares of the Company's common stock, $0.0001 par value (collectively, "Shares"), which are more fully described in the Company's prospectus dated [_______], 2003 ("Prospectus"), upon the terms and conditions set forth below.

     1. The Subscriber hereby delivers a check drawn to the order of the Company in the amount of $__________, which the undersigned agrees to contribute to the capital of the Company, representing the aggregate purchase price of the Shares subscribed for above at the subscription price of $1.00 per share. The Undersigned acknowledges that this Agreement is contingent in whole or in part on the Company's acceptance of this Agreement.

     2. The Undersigned acknowledges and represents as follows:

          (a) That the Undersigned has received the Prospectus;

          (b) That the Undersigned is able to bear the economic risk of the investment in the Shares;

          (c) That the Undersigned has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares and has the net worth to undertake such risks; and

          (d) That the Undersigned believes that the investment in the Shares is suitable based upon the Undersigned's investment objectives and financial needs, and the Undersigned has adequate means for providing for current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Share if a market does not develop.

     3. The Undersigned represents and warrants that he is a bona fide resident of, and is domiciled in, the State of ___________ and that the Shares are being purchased solely for the beneficial interest of the Undersigned.

     4. The Undersigned is informed of the significance to you of the foregoing representations and they are made with the intention that you will rely upon them.

     5. The Shares are to be owned and should be registered as follows (please print):

         Names _________________________________________________________________

________________________________________________________________________________

(  ) (a) A single person
(  ) (b) Husband and wife, as tenants in the entirety
(  ) (c) Joint Tenants
(  ) (d) Tenants in Common
(  ) (e) A married (man)(woman) as (his)(her) separate property
(  ) (f) Corporation
(  ) (g) Trust:

     (1) Trustee(s) ____________________________________________________________

     (2) Trust date ____________________________________________________________

     (3) Name of Trust _________________________________________________________

     (4) For the benefit of ____________________________________________________

         _______________________________________________________________________

(  ) (h) Custodian:

         A custodian for _______________________________________________________

         under the Uniform Gift to Minors Act of the State of

         _______________________________________________________________________

(  ) (i) Other _________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________
                                  (please explain)

In order to facilitate processing of your subscription, please be sure you have completed each of the following:

     A.   Check made out to "Corporate Road Show.Com Inc."

     B. Enter number of Shares and total cash contribution on this Subscription Agreement, and make sure you check the correct form of ownership in Section 5 above.

     C.   In Section 3 above, enter the state in which you are a legal resident.

     D. If the securities are to be owned in the name of more than one person, each co-owner must sign.

I declare that the foregoing is true and correct.

Dated: ___________________, 200__.


X___________________________________________
Signature of "Subscriber" (see Note D above)

Current residence address of Subscriber: _______________________________________
_____________________________________________ Zip Code ___________________

Mailing address (if different) _________________________________________________
Social Security or Taxpayer I.D. No. ___________________________________________
Telephone number: (______) _____________________________________________________


X ___________________________________________
Signature of "Co-Subscriber" (see Note D above)

Current residence address of Co-Subscriber: ____________________________________
_____________________________________________ Zip Code ___________________

Mailing address (if different) _________________________________________________
Social Security or Taxpayer I.D. No. ___________________________________________
Telephone number: (______) _____________________________________________________


FOR COMPANY USE ONLY:

         Fund and subscription accepted:
         CORPORATE ROAD SHOW.COM INC.

         By: /s/ Frank Ferraro
            ---------------------------------
               Frank Ferraro, President

         Date: ______________________________